AXIS CAPITAL HOLDINGS LIMITED

INVESTOR FINANCIAL SUPPLEMENT

FOURTH QUARTER 2025

AXIS CAPITAL HOLDINGS LIMITED
29 Richmond Road
Pembroke HM 08 Bermuda

Contact Information:
Cliff Gallant
Investor Contact
(415) 262-6843
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that the Company files with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

AXIS Capital Holdings Limited's ("AXIS Capital" or the "Company") underwriting operations are organized around its global underwriting platforms, AXIS Insurance and AXIS Re. The Company has determined that it has two reportable segments, insurance and reinsurance.

DEFINITIONS AND PRESENTATION
•All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2024 and consolidated statements of operations for the years ended December 31, 2024 and December 31, 2023.
•Amounts may not reconcile due to rounding differences.
•Unless otherwise noted, all data is in thousands, except for ratio information.
•NM - Not meaningful is defined as a variance greater than +/-100%; NA - Not applicable
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This document or any other written or oral statements made by or on behalf of the Company may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements, other than statements of historical fact included in or incorporated by reference in this document are forward-looking statements. In some cases, these forward-looking statements can be identified by the use of forward-looking words such as "may", "should", "could", "anticipate", "estimate", "expect", "plan", "believe", "predict", "potential", "aim", "will", "target", "intend" or similar statements of a future or forward-looking nature or their negative or similar terminology.

Forward-looking statements made in this document, such as those related to our performance, pricing, growth prospects, the outcome of our strategic initiatives, our expectations relating to our ability to successfully implement and manage technology initiatives – including artificial intelligence, our expectations about the current trade and geopolitical environment on our business, economic and market conditions, and other statements that are not historical facts, reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Such statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation:

Insurance Risk: the cyclical nature of insurance and reinsurance business leading to periods with excess underwriting capacity and unfavorable premium rates; the frequency and severity of natural and man-made catastrophes; the effects of emerging claims, systemic risks, and coverage and regulatory issues; reserve adequacy; losses relating to geopolitical conflicts; the adverse impact of social and economic inflation; failure of our loss limitation methods; failure of our cedants to adequately evaluate risk; and our reliance on industry models.

Strategic Risk: industry competition and consolidation; general economic, capital, and credit market conditions, including market illiquidity, fluctuations in interest rates, credit spreads, equity securities' prices, foreign currency exchange rates, and evolving impacts of tariffs, sanctions, and international trade tensions; our ability to increase the use of data and analytics and technology as part of our business strategy and adapt to new technologies; changes in the political environment of certain countries where we operate or underwrite business; loss of business provided to us by major brokers; rating agency actions; key personnel changes; potential strategic opportunities including acquisitions and our ability to achieve them; evolving expectations regarding environmental, social, and governance matters; and the effect of contagious diseases on our business.

Credit and Market Risk: reinsurance availability and recoverability; premium collection risks; and counterparty defaults in our program business.

Liquidity Risk: the inability to access sufficient cash to meet our obligations when they are due.

Operational Risk: technology and cybersecurity challenges; failures in internal or outsourced operational processes, people, or systems; and changes in accounting policies or practices.

Regulatory Risk: changes in laws and regulations and potential government intervention in our industry; and inadvertent non-compliance with sanctions, anti-corruption, data protection and privacy requirements.

Risks Related to Taxation: change in tax laws.

Readers should carefully consider these risks alongside those detailed in Item 1A, 'Risk Factors' of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), and in subsequent filings available at www.sec.gov.

We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL HIGHLIGHTS

		Quarters ended December 31,				Years ended December 31,
		2025	2024	Change		2025	2024	Change

HIGHLIGHTS	Gross premiums written	$2,209,707	$1,975,324	11.9%		$9,644,514	$9,005,888	7.1%
	Gross premiums written - Insurance	85.9%	86.1%	(0.2)	pts	74.4%	73.5%	0.9	pts
	Gross premiums written - Reinsurance	14.1%	13.9%	0.2	pts	25.6%	26.5%	(0.9)	pts
	Net premiums written	$1,383,193	$1,225,549	12.9%		$6,121,656	$5,757,351	6.3%
	Net premiums earned	$1,528,475	$1,377,014	11.0%		$5,714,609	$5,306,235	7.7%
	Net premiums earned - Insurance	76.1%	74.5%	1.6	pts	75.1%	74.0%	1.1	pts
	Net premiums earned - Reinsurance	23.9%	25.5%	(1.6)	pts	24.9%	26.0%	(1.1)	pts
	Net income available to common shareholders	$282,044	$286,069	(1.4%)		$978,648	$1,051,536	(6.9%)
	Operating income [a]	$249,544	$251,816	(0.9%)		$1,024,212	$952,035	7.6%
	Annualized return on average common equity [b]	19.4%	20.7%	(1.3)	pts	17.3%	20.5%	(3.2)	pts
	Annualized operating return on average common equity [c]	17.2%	18.2%	(1.0)	pts	18.1%	18.6%	(0.5)	pts
	Total common shareholders’ equity	$5,806,435	$5,539,379	4.8%		$5,806,435	$5,539,379	4.8%

PER COMMON SHARE AND COMMON SHARE DATA	Earnings per diluted common share	$3.67	$3.38	8.6%		$12.35	$12.35	—%
	Operating income per diluted common share [d]	$3.25	$2.97	9.4%		$12.92	$11.18	15.6%
	Weighted average diluted common shares outstanding	76,825	84,695	(9.3%)		79,266	85,176	(6.9%)
	Book value per common share	$78.32	$66.75	17.3%		$78.32	$66.75	17.3%
	Book value per diluted common share (treasury stock method)	$77.20	$65.27	18.3%		$77.20	$65.27	18.3%
	Tangible book value per diluted common share (treasury stock method) [a]	$74.71	$62.97	18.6%		$74.71	$62.97	18.6%

FINANCIAL RATIOS	Current accident year loss ratio, excluding catastrophe and weather-related losses [a],[e]	56.2%	55.7%	0.5	pts	56.3%	55.7%	0.6	pts
	Catastrophe and weather-related losses ratio [a]	2.0%	5.9%	(3.9)	pts	2.8%	4.3%	(1.5)	pts
	Current accident year loss ratio [a]	58.2%	61.6%	(3.4)	pts	59.1%	60.0%	(0.9)	pts
	Prior year reserve development ratio	(2.0%)	(1.2%)	(0.8)	pts	(1.6%)	(0.5%)	(1.1)	pts
	Net losses and loss expenses ratio	56.2%	60.4%	(4.2)	pts	57.5%	59.5%	(2.0)	pts
	Acquisition cost ratio	20.3%	20.1%	0.2	pts	19.9%	20.2%	(0.3)	pts
	General and administrative expense ratio [f]	13.9%	13.7%	0.2	pts	12.4%	12.6%	(0.2)	pts
	Combined ratio	90.4%	94.2%	(3.8)	pts	89.8%	92.3%	(2.5)	pts

INVESTMENT DATA	Total assets	$34,461,926	$32,681,309	5.4%		$34,461,926	$32,681,309	5.4%
	Total cash and invested assets [g]	$17,168,404	$17,953,660	(4.4%)		$17,168,404	$17,953,660	(4.4%)
	Net investment income	$186,992	$195,773	(4.5%)		$766,903	$759,229	1.0%
	Net investment gains (losses)	$14,584	$(108,030)	nm		$58,950	$(138,534)	nm
	Book yield of fixed maturities	4.6%	4.5%	0.1	pts	4.6%	4.5%	0.1	pts

[a]    Operating income (loss), operating income (loss) per diluted common share, annualized operating return on average common equity ("operating ROACE"), current accident year loss ratio, catastrophe and weather-related losses ratio, current accident year loss ratio, excluding catastrophe and weather-related losses and tangible book value per diluted common share are non-GAAP financial measures as defined by Regulation G. The reconciliations to the most comparable GAAP financial measures, net income (loss) available (attributable) to common shareholders, earnings (loss) per diluted common share, annualized return on average common equity ("ROACE"), net losses and loss expenses ratio and book value per diluted common share, respectively, and a discussion of the rationale for the presentation of these items are provided above/later in this document.
[b]    Annualized ROACE is calculated by dividing annualized net income (loss) available (attributable) to common shareholders for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[c]    Annualized operating ROACE is calculated by dividing annualized operating income (loss) for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[d]    Operating income (loss) per diluted common share is calculated by dividing operating income (loss) for the period by weighted average diluted common shares outstanding.
[e] The current accident year loss ratio, excluding catastrophe and weather-related losses is calculated by dividing the current accident year losses less pre-tax catastrophe and weather-related losses, net of reinsurance, by net premiums earned less reinstatement premiums.
[f]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[g]    Total cash and invested assets represents the total cash and cash equivalents, fixed maturities, equity securities, mortgage loans, other investments, equity method investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS AND KEY RATIOS - QUARTERLY

	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024
REVENUES
Net premiums earned	$1,528,475	$1,451,883	$1,393,431	$1,340,820	$1,377,014
Net investment income	186,992	184,903	187,297	207,713	195,773
Net investment gains (losses)	14,584	30,905	43,468	(30,005)	(108,030)
Other insurance related income	4,383	6,593	8,662	3,578	7,016
Total revenues	1,734,434	1,674,284	1,632,858	1,522,106	1,471,773

EXPENSES
Net losses and loss expenses	859,427	841,435	801,754	785,925	831,956
Acquisition costs	310,375	285,618	275,897	264,581	276,273
General and administrative expenses	212,054	171,637	161,078	159,163	189,186
Foreign exchange losses (gains)	3,555	(13,492)	94,885	57,034	(112,090)
Interest expense and financing costs	16,844	16,657	16,586	16,572	16,761
Amortization of intangible assets	2,396	2,396	2,396	2,729	2,729
Total expenses	1,404,651	1,304,251	1,352,596	1,286,004	1,204,815

INCOME BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	329,783	370,033	280,262	236,102	266,958
Income tax (expense) benefit	(45,959)	(70,252)	(56,199)	(44,322)	19,410
Interest in income (loss) of equity method investments	5,783	2,083	(705)	2,291	7,264
NET INCOME	289,607	301,864	223,358	194,071	293,632
Preferred share dividends	7,563	7,563	7,563	7,563	7,563
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$282,044	$294,301	$215,795	$186,508	$286,069

KEY RATIOS/PER SHARE DATA
Weighted average common shares outstanding	75,686	77,619	78,378	81,152	83,380
Dilutive share equivalents:
Share-based compensation plans	1,139	982	951	1,226	1,315
Weighted average diluted common shares outstanding	76,825	78,601	79,329	82,378	84,695

Earnings per common share	$3.73	$3.79	$2.75	$2.30	$3.43
Earnings per diluted common share	$3.67	$3.74	$2.72	$2.26	$3.38

Annualized ROACE	19.4%	20.6%	15.7%	13.7%	20.7%
Annualized operating ROACE	17.2%	17.8%	19.0%	19.2%	18.2%

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS AND KEY RATIOS - FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	Years ended December 31,
	2025	2024
REVENUES
Net premiums earned	$5,714,609	$5,306,235
Net investment income	766,903	759,229
Net investment gains (losses)	58,950	(138,534)
Other insurance related income	23,216	30,721
Total revenues	6,563,678	5,957,651

EXPENSES
Net losses and loss expenses	3,288,541	3,158,487
Acquisition costs	1,136,469	1,070,551
General and administrative expenses	703,931	666,202
Foreign exchange losses (gains)	141,983	(50,822)
Interest expense and financing costs	66,659	67,766
Reorganization expenses	—	26,312
Amortization of intangible assets	9,917	10,917
Total expenses	5,347,500	4,949,413

INCOME BEFORE INCOME TAX AND INTEREST IN INCOME OF EQUITY METHOD INVESTMENTS	1,216,178	1,008,238
Income tax (expense) benefit	(216,732)	55,595
Interest in income of equity method investments	9,452	17,953
NET INCOME	1,008,898	1,081,786
Preferred share dividends	30,250	30,250
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$978,648	$1,051,536

KEY RATIOS/PER SHARE DATA
Weighted average common shares outstanding	78,192	84,165
Dilutive share equivalents:
Share-based compensation plans	1,074	1,011
Weighted average diluted common shares outstanding	79,266	85,176

Earnings per common share	$12.52	$12.49
Earnings per diluted common share	$12.35	$12.35

ROACE	17.3%	20.5%
Operating ROACE	18.1%	18.6%

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED DATA

						Years ended December 31,
	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024	2025	2024
UNDERWRITING REVENUES
Gross premiums written	$2,209,707	$2,124,184	$2,515,971	$2,794,652	$1,975,324	$9,644,514	$9,005,888
Ceded premiums written	(826,514)	(771,195)	(880,537)	(1,044,613)	(749,775)	(3,522,858)	(3,248,537)
Net premiums written	1,383,193	1,352,989	1,635,434	1,750,039	1,225,549	6,121,656	5,757,351

Gross premiums earned	2,381,138	2,280,608	2,229,370	2,147,045	2,207,338	9,038,161	8,529,567
Ceded premiums earned	(852,663)	(828,725)	(835,939)	(806,225)	(830,324)	(3,323,552)	(3,223,332)
Net premiums earned	1,528,475	1,451,883	1,393,431	1,340,820	1,377,014	5,714,609	5,306,235
Other insurance related income	4,383	6,593	8,662	3,578	7,016	23,216	30,721
Total underwriting revenues	1,532,858	1,458,476	1,402,093	1,344,398	1,384,030	5,737,825	5,336,956
UNDERWRITING EXPENSES
Net losses and loss expenses	859,427	841,435	801,754	785,925	831,956	3,288,541	3,158,487
Acquisition costs	310,375	285,618	275,897	264,581	276,273	1,136,469	1,070,551
Underwriting-related general and administrative expenses [a]	178,879	143,111	135,241	130,438	146,299	587,669	536,442
Total underwriting expenses	1,348,681	1,270,164	1,212,892	1,180,944	1,254,528	5,012,679	4,765,480
UNDERWRITING INCOME [b]	$184,177	$188,312	$189,201	$163,454	$129,502	$725,146	$571,476

OTHER (EXPENSES) REVENUES
Net investment income	186,992	184,903	187,297	207,713	195,773	766,903	759,229
Net investment gains (losses)	14,584	30,905	43,468	(30,005)	(108,030)	58,950	(138,534)
Corporate expenses [a]	(33,175)	(28,526)	(25,837)	(28,725)	(42,887)	(116,262)	(129,760)
Foreign exchange (losses) gains	(3,555)	13,492	(94,885)	(57,034)	112,090	(141,983)	50,822
Interest expense and financing costs	(16,844)	(16,657)	(16,586)	(16,572)	(16,761)	(66,659)	(67,766)
Reorganization expenses	—	—	—	—	—	—	(26,312)
Amortization of intangible assets	(2,396)	(2,396)	(2,396)	(2,729)	(2,729)	(9,917)	(10,917)
Total other (expenses) revenues	145,606	181,721	91,061	72,648	137,456	491,032	436,762
INCOME BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	329,783	370,033	280,262	236,102	266,958	1,216,178	1,008,238
Income tax (expense) benefit	(45,959)	(70,252)	(56,199)	(44,322)	19,410	(216,732)	55,595
Interest in income (loss) of equity method investments	5,783	2,083	(705)	2,291	7,264	9,452	17,953
NET INCOME	289,607	301,864	223,358	194,071	293,632	1,008,898	1,081,786
Preferred share dividends	(7,563)	(7,563)	(7,563)	(7,563)	(7,563)	(30,250)	(30,250)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$282,044	$294,301	$215,795	$186,508	$286,069	$978,648	$1,051,536

Catastrophe and weather-related losses, net of reinstatement premiums	$29,855	$43,659	$36,626	$49,070	$81,063	$159,210	$225,996
Net favorable prior year reserve development	$29,852	$18,946	$20,229	$17,937	$16,311	$86,963	$24,323

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	56.2%	56.3%	56.4%	56.3%	55.7%	56.3%	55.7%
Catastrophe and weather-related losses ratio	2.0%	3.0%	2.6%	3.7%	5.9%	2.8%	4.3%
Current accident year loss ratio	58.2%	59.3%	59.0%	60.0%	61.6%	59.1%	60.0%
Prior year reserve development ratio	(2.0%)	(1.3%)	(1.5%)	(1.4%)	(1.2%)	(1.6%)	(0.5%)
Net losses and loss expenses ratio	56.2%	58.0%	57.5%	58.6%	60.4%	57.5%	59.5%
Acquisition cost ratio	20.3%	19.7%	19.8%	19.7%	20.1%	19.9%	20.2%
General and administrative expense ratio [c]	13.9%	11.7%	11.6%	11.9%	13.7%	12.4%	12.6%
Combined ratio	90.4%	89.4%	88.9%	90.2%	94.2%	89.8%	92.3%

[a]    Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.
[b]    Consolidated underwriting income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net income (loss), the most comparable GAAP financial measure, is presented above.
[c]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED SEGMENT DATA

	Quarter ended December 31, 2025			Year ended December 31, 2025
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$1,898,986	$310,721	$2,209,707	$7,179,206	$2,465,308	$9,644,514
Ceded premium written	(691,799)	(134,715)	(826,514)	(2,551,982)	(970,876)	(3,522,858)
Net premiums written	1,207,187	176,006	1,383,193	4,627,224	1,494,432	6,121,656

Gross premiums earned	1,787,562	593,576	2,381,138	6,710,242	2,327,919	9,038,161
Ceded premiums earned	(624,736)	(227,927)	(852,663)	(2,418,757)	(904,795)	(3,323,552)
Net premiums earned	1,162,826	365,649	1,528,475	4,291,485	1,423,124	5,714,609
Other insurance related income	254	4,129	4,383	677	22,539	23,216
Total underwriting revenues	1,163,080	369,778	1,532,858	4,292,162	1,445,663	5,737,825

UNDERWRITING EXPENSES
Net losses and loss expenses	617,562	241,865	859,427	2,337,227	951,314	3,288,541
Acquisition costs	225,952	84,423	310,375	820,324	316,145	1,136,469
Underwriting-related general and administrative expenses	161,994	16,885	178,879	537,558	50,111	587,669
Total underwriting expenses	1,005,508	343,173	1,348,681	3,695,109	1,317,570	5,012,679

UNDERWRITING INCOME	$157,572	$26,605	$184,177	$597,053	$128,093	$725,146

Catastrophe and weather-related losses, net of reinstatement premiums	$29,755	$100	$29,855	$156,414	$2,796	$159,210
Net favorable prior year reserve development	$22,939	$6,913	$29,852	$66,975	$19,988	$86,963

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	52.5%	68.0%	56.2%	52.4%	68.1%	56.3%
Catastrophe and weather-related losses ratio	2.6%	—%	2.0%	3.6%	0.2%	2.8%
Current accident year loss ratio	55.1%	68.0%	58.2%	56.0%	68.3%	59.1%
Prior year reserve development ratio	(2.0%)	(1.9%)	(2.0%)	(1.5%)	(1.5%)	(1.6%)
Net losses and loss expenses ratio	53.1%	66.1%	56.2%	54.5%	66.8%	57.5%
Acquisition cost ratio	19.4%	23.1%	20.3%	19.1%	22.2%	19.9%
Underwriting-related general and administrative expense ratio	14.0%	4.7%	11.7%	12.5%	3.6%	10.4%
Corporate expense ratio			2.2%			2.0%
Combined ratio	86.5%	93.9%	90.4%	86.1%	92.6%	89.8%

AXIS CAPITAL HOLDINGS LIMITED
GROSS PREMIUMS WRITTEN BY SEGMENT BY LINE OF BUSINESS

						Years ended December 31,
	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024	2025	2024

INSURANCE SEGMENT
Property	$557,230	$468,098	$645,476	$495,417	$496,504	$2,166,222	$2,050,329
Professional Lines	404,835	337,888	343,370	257,159	340,463	1,343,252	1,162,323
Liability	351,489	345,455	365,542	303,758	331,130	1,366,245	1,251,603
Cyber	119,693	103,404	136,562	113,945	134,939	473,604	561,937
Marine and Aviation	198,739	190,321	224,393	267,151	169,470	880,604	815,168
Accident and Health	151,078	161,470	126,985	124,843	125,277	564,374	450,810
Credit and Political Risk	115,922	85,246	90,107	93,630	102,554	384,905	323,414
TOTAL INSURANCE SEGMENT	$1,898,986	$1,691,882	$1,932,435	$1,655,903	$1,700,337	$7,179,206	$6,615,584

REINSURANCE SEGMENT
Liability	$91,530	$154,460	$168,566	$253,070	$95,980	$667,626	$616,333
Professional Lines	16,403	38,567	171,851	188,445	28,001	415,266	421,846
Motor	70,332	47,303	26,066	124,380	25,481	268,080	238,961
Accident and Health	44,275	18,192	22,337	281,355	45,675	366,159	436,296
Credit and Surety	80,634	108,505	116,290	204,666	65,041	510,094	417,717
Agriculture	1,290	55,704	55,256	48,901	3,317	161,151	150,373
Marine and Aviation	3,903	8,602	18,871	33,492	2,201	64,870	82,274
Total	308,367	431,333	579,237	1,134,309	265,696	2,453,246	2,363,800
Run-off lines
Catastrophe	(30)	(510)	249	967	3,346	677	10,823
Property	644	577	848	1,646	(527)	3,715	3,130
Engineering	1,740	902	3,202	1,827	6,472	7,670	12,551
Total run-off lines	2,354	969	4,299	4,440	9,291	12,062	26,504
TOTAL REINSURANCE SEGMENT	$310,721	$432,302	$583,536	$1,138,749	$274,987	$2,465,308	$2,390,304

CONSOLIDATED TOTAL	$2,209,707	$2,124,184	$2,515,971	$2,794,652	$1,975,324	$9,644,514	$9,005,888

AXIS CAPITAL HOLDINGS LIMITED
INSURANCE SEGMENT DATA

						Years ended December 31,
	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024	2025	2024
UNDERWRITING REVENUES
Gross premiums written	$1,898,986	$1,691,882	$1,932,435	$1,655,903	$1,700,337	$7,179,206	$6,615,584
Ceded premiums written	(691,799)	(606,935)	(641,925)	(611,323)	(642,254)	(2,551,982)	(2,365,039)
Net premiums written	1,207,187	1,084,947	1,290,510	1,044,580	1,058,083	4,627,224	4,250,545

Gross premiums earned	1,787,562	1,690,735	1,633,396	1,598,550	1,621,228	6,710,242	6,254,836
Ceded premiums earned	(624,736)	(605,123)	(600,435)	(588,464)	(595,203)	(2,418,757)	(2,328,800)
Net premiums earned	1,162,826	1,085,612	1,032,961	1,010,086	1,026,025	4,291,485	3,926,036
Other insurance related income	254	261	6	156	40	677	94
Total underwriting revenues	1,163,080	1,085,873	1,032,967	1,010,242	1,026,065	4,292,162	3,926,130

UNDERWRITING EXPENSES
Net losses and loss expenses	617,562	595,807	561,770	562,088	603,311	2,337,227	2,245,420
Acquisition costs	225,952	205,440	194,912	194,021	199,606	820,324	766,915
Underwriting-related general and administrative expenses	161,994	131,326	124,646	119,592	132,699	537,558	485,929
Total underwriting expenses	1,005,508	932,573	881,328	875,701	935,616	3,695,109	3,498,264

UNDERWRITING INCOME	$157,572	$153,300	$151,639	$134,541	$90,449	$597,053	$427,866

Catastrophe and weather-related losses, net of reinstatement premiums	$29,755	$42,689	$36,440	$47,530	$80,110	$156,414	$216,093
Net favorable prior year reserve development	$22,939	$14,843	$15,216	$13,978	$12,200	$66,975	$16,209

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	52.5%	52.3%	52.3%	52.3%	52.2%	52.4%	52.1%
Catastrophe and weather-related losses ratio	2.6%	3.9%	3.6%	4.7%	7.8%	3.6%	5.5%
Current accident year loss ratio	55.1%	56.2%	55.9%	57.0%	60.0%	56.0%	57.6%
Prior year reserve development ratio	(2.0%)	(1.3%)	(1.5%)	(1.4%)	(1.2%)	(1.5%)	(0.4%)
Net losses and loss expenses ratio	53.1%	54.9%	54.4%	55.6%	58.8%	54.5%	57.2%
Acquisition cost ratio	19.4%	18.9%	18.9%	19.2%	19.5%	19.1%	19.5%
Underwriting-related general and administrative expense ratio	14.0%	12.1%	12.0%	11.9%	12.9%	12.5%	12.4%
Combined ratio	86.5%	85.9%	85.3%	86.7%	91.2%	86.1%	89.1%

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE SEGMENT DATA

						Years ended December 31,
	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024	2025	2024
UNDERWRITING REVENUES
Gross premiums written	$310,721	$432,302	$583,536	$1,138,749	$274,987	$2,465,308	$2,390,304
Ceded premiums written	(134,715)	(164,260)	(238,612)	(433,290)	(107,521)	(970,876)	(883,498)
Net premiums written	176,006	268,042	344,924	705,459	167,466	1,494,432	1,506,806

Gross premiums earned	593,576	589,873	595,974	548,495	586,110	2,327,919	2,274,731
Ceded premiums earned	(227,927)	(223,602)	(235,504)	(217,761)	(235,121)	(904,795)	(894,532)
Net premiums earned	365,649	366,271	360,470	330,734	350,989	1,423,124	1,380,199
Other insurance related income	4,129	6,332	8,656	3,422	6,976	22,539	30,627
Total underwriting revenues	369,778	372,603	369,126	334,156	357,965	1,445,663	1,410,826

UNDERWRITING EXPENSES
Net losses and loss expenses	241,865	245,628	239,984	223,837	228,645	951,314	913,067
Acquisition costs	84,423	80,178	80,985	70,560	76,667	316,145	303,636
Underwriting-related general and administrative expenses	16,885	11,785	10,595	10,846	13,600	50,111	50,513
Total underwriting expenses	343,173	337,591	331,564	305,243	318,912	1,317,570	1,267,216

UNDERWRITING INCOME	$26,605	$35,012	$37,562	$28,913	$39,053	$128,093	$143,610

Catastrophe and weather-related losses, net of reinstatement premiums	$100	$970	$186	$1,540	$953	$2,796	$9,903
Net favorable prior year reserve development	$6,913	$4,103	$5,013	$3,959	$4,111	$19,988	$8,114

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	68.0%	67.9%	67.9%	68.4%	66.0%	68.1%	66.0%
Catastrophe and weather-related losses ratio	—%	0.3%	0.1%	0.5%	0.3%	0.2%	0.7%
Current accident year loss ratio	68.0%	68.2%	68.0%	68.9%	66.3%	68.3%	66.7%
Prior year reserve development ratio	(1.9%)	(1.1%)	(1.4%)	(1.2%)	(1.2%)	(1.5%)	(0.5%)
Net losses and loss expenses ratio	66.1%	67.1%	66.6%	67.7%	65.1%	66.8%	66.2%
Acquisition cost ratio	23.1%	21.9%	22.5%	21.3%	21.8%	22.2%	22.0%
Underwriting-related general and administrative expenses ratio	4.7%	3.2%	2.9%	3.3%	4.0%	3.6%	3.6%
Combined ratio	93.9%	92.2%	92.0%	92.3%	90.9%	92.6%	91.8%

AXIS CAPITAL HOLDINGS LIMITED
NET INVESTMENT INCOME

						Years ended December 31,
	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024	2025	2024

Fixed maturities	$159,830	$155,796	$149,861	$146,711	$164,283	$612,198	$620,704
Other investments	13,367	15,019	18,479	22,410	9,099	69,275	48,666
Equity securities	4,185	3,046	3,155	3,208	3,574	13,593	12,922
Mortgage loans	4,873	5,890	5,956	6,868	7,617	23,587	34,028
Cash and cash equivalents	12,466	12,597	16,649	33,380	17,804	75,092	59,600
Short-term investments	254	355	541	1,986	1,421	3,136	12,569

Gross investment income	194,975	192,703	194,641	214,563	203,798	796,881	788,489
Investment expense	(7,983)	(7,800)	(7,344)	(6,850)	(8,025)	(29,978)	(29,260)

Net investment income	$186,992	$184,903	$187,297	$207,713	$195,773	$766,903	$759,229

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED BALANCE SHEETS

	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$13,018,027	$12,879,372	$12,137,475	$11,865,480	$12,152,753
Fixed maturities, held to maturity, at amortized cost	397,430	406,658	405,041	389,571	443,400
Equity securities, at fair value	707,569	649,970	619,275	574,379	579,274
Mortgage loans, held for investment, at fair value	356,840	409,699	438,571	457,907	505,697
Other investments, at fair value	1,027,798	972,867	938,922	938,562	930,278
Equity method investments	227,181	220,022	215,920	214,240	206,994
Short-term investments, at fair value	20,298	17,185	51,726	91,330	223,666
Total investments	15,755,143	15,555,773	14,806,930	14,531,469	15,042,062
Cash and cash equivalents	1,321,185	1,358,078	1,409,201	3,332,767	3,063,621
Accrued interest receivable	116,252	117,720	108,506	108,392	114,012
Insurance and reinsurance premium balances receivable	3,244,661	3,326,346	3,669,460	3,388,550	2,826,942
Reinsurance recoverable on unpaid losses and loss expenses	8,951,763	9,043,009	9,086,900	6,944,518	6,840,897
Reinsurance recoverable on paid losses and loss expenses	673,765	648,126	637,726	531,105	546,287
Deferred acquisition costs	801,778	822,774	837,456	787,512	685,853
Prepaid reinsurance premiums	2,139,294	2,164,297	2,223,255	2,175,425	1,936,979
Receivable for investments sold	12,806	3,813	29,099	39,498	3,693
Goodwill	66,498	66,498	66,498	66,498	66,498
Intangible assets	166,050	168,446	170,842	173,238	175,967
Operating lease right-of-use assets	93,900	92,706	89,421	92,299	92,516
Loan advances made	231,542	250,537	263,779	272,499	247,775
Other assets	887,289	899,509	934,469	966,812	1,038,207
TOTAL ASSETS	$34,461,926	$34,517,632	$34,333,542	$33,410,582	$32,681,309

LIABILITIES
Reserve for losses and loss expenses	$18,122,256	$17,996,236	$17,879,023	$17,489,459	$17,218,929
Unearned premiums	5,825,698	5,994,611	6,154,844	5,859,606	5,211,865
Insurance and reinsurance balances payable	1,882,021	1,855,349	1,932,269	1,883,746	1,713,798
Debt	1,316,710	1,316,321	1,315,936	1,315,555	1,315,179
Federal Home Loan Bank advances	66,380	66,380	66,380	66,380	66,380
Payable for investments purchased	36,982	194,988	79,677	193,752	269,728
Operating lease liabilities	110,095	108,960	106,544	107,289	106,614
Other liabilities	745,349	617,778	624,471	591,996	689,437
TOTAL LIABILITIES	28,105,491	28,150,623	28,159,144	27,507,783	26,591,930

SHAREHOLDERS’ EQUITY
Preferred shares	550,000	550,000	550,000	550,000	550,000
Common shares	2,206	2,206	2,206	2,206	2,206
Additional paid-in capital	2,405,792	2,395,615	2,384,659	2,374,804	2,394,063
Accumulated other comprehensive income (loss)	28,431	10,169	(21,710)	(152,376)	(267,557)
Retained earnings	8,181,699	7,932,969	7,673,246	7,492,484	7,341,569
Treasury shares, at cost	(4,811,693)	(4,523,950)	(4,414,003)	(4,364,319)	(3,930,902)
TOTAL SHAREHOLDERS' EQUITY	6,356,435	6,367,009	6,174,398	5,902,799	6,089,379

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$34,461,926	$34,517,632	$34,333,542	$33,410,582	$32,681,309

Debt to total capital [a]	17.2%	17.1%	17.6%	18.2%	17.8%

[a]    The debt to total capital ratio is calculated by dividing debt by total capital. Total capital represents the sum of total shareholders’ equity and debt.
[b]    To facilitate comparison of information across periods, certain reclassifications have been made to prior year amounts to conform to the current year's presentation. These reclassifications did not impact results of operations, financial condition, or liquidity.

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS PORTFOLIO

	At December 31, 2025						At December 31, 2024
	Cost or Amortized Cost	Allowance for Expected Credit Losses	Unrealized Gains	Unrealized Losses	Fair Value or Net Carrying Value	Percentage	Fair Value or Net Carrying Value	Percentage
Fixed Maturities, available for sale, at fair value
U.S. government and agency	$2,406,907	$—	$17,206	$(6,212)	$2,417,901	14.0%	$2,802,986	15.5%
Non-U.S. government	798,984	—	14,961	(3,401)	810,544	4.7%	729,939	4.1%
Corporate debt	5,168,562	(1,539)	96,137	(40,727)	5,222,433	30.4%	4,842,190	27.0%
Agency RMBS	2,026,043	—	31,869	(22,560)	2,035,352	11.9%	1,184,845	6.6%
CMBS	811,056	—	6,641	(16,186)	801,511	4.7%	819,608	4.6%
Non-Agency RMBS	193,372	(240)	1,366	(4,374)	190,124	1.1%	122,536	0.7%
ABS	1,479,963	(57)	12,231	(4,070)	1,488,067	8.7%	1,539,832	8.6%
Municipals	52,841	—	462	(1,208)	52,095	0.3%	110,817	0.6%
Total fixed maturities, available for sale, at fair value	12,937,728	(1,836)	180,873	(98,738)	13,018,027	75.8%	12,152,753	67.7%

Fixed maturities, held to maturity, at amortized cost
Corporate debt	145,137	—	—	—	145,137	0.8%	122,706	0.7%
ABS	252,293	—	—	—	252,293	1.5%	320,694	1.8%
Total fixed maturities, held to maturity, at amortized cost	397,430	—	—	—	397,430	2.3%	443,400	2.5%
Equity securities, at fair value
Common stocks	13,927	—	439	(671)	13,695	0.1%	2,638	—%
Preferred stocks	19,662	—	717	(68)	20,311	0.1%	5,867	—%
Exchange-traded funds	259,353	—	142,901	(497)	401,757	2.3%	314,042	1.7%
Bond mutual funds	288,333	—	9,411	(25,938)	271,806	1.6%	256,727	1.5%
Total equity securities, at fair value	581,275	—	153,468	(27,174)	707,569	4.1%	579,274	3.2%

Total fixed maturities and equity securities	$13,916,433	$(1,836)	$334,341	$(125,912)	14,123,026	82.2%	13,175,427	73.4%
Mortgage loans, held for investment					356,840	2.1%	505,697	2.8%
Other investments					1,027,798	6.0%	930,278	5.2%
Equity method investments					227,181	1.3%	206,994	1.2%
Short-term investments					20,298	0.2%	223,666	1.2%
Total investments					15,755,143	91.8%	15,042,062	83.8%
Cash and cash equivalents [a]					1,321,185	7.7%	3,063,621	17.1%
Accrued interest receivable					116,252	0.7%	114,012	0.6%
Net receivable/(payable) for investments sold (purchased)					(24,176)	(0.2%)	(266,035)	(1.5%)
Total cash and invested assets					$17,168,404	100.0%	$17,953,660	100.0%

[a]    Includes $501 million and $920 million of restricted cash and cash equivalents at December 31, 2025 and December 31, 2024, respectively.

	At December 31, 2025		At December 31, 2024
	Fair Value	Percentage	Fair Value	Percentage
Other Investments:
Multi-strategy funds	11,577	1.1%	24,919	2.7%
Direct lending funds	186,747	18.2%	171,048	18.4%
Real estate funds	291,491	28.4%	291,640	31.3%
Private equity funds	364,376	35.5%	320,690	34.5%
Other privately held investments	173,607	16.8%	121,981	13.1%
Total	$1,027,798	100.0%	$930,278	100.0%

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS COMPOSITION

		Q4 2025	Q3 2025	Q2 2025	Q1 2025		Q4 2024
	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities, available for sale:
U.S. government and agency		14.0%	15.0%	14.6%	14.3%		15.5%
Non-U.S. government		4.7%	4.7%	4.9%	4.0%		4.1%
Corporate debt		30.4%	30.6%	29.6%	26.0%		27.0%
MBS:
Agency RMBS		11.9%	11.2%	10.7%	8.7%		6.6%
CMBS		4.7%	4.9%	5.1%	4.8%		4.6%
Non-agency RMBS		1.1%	1.2%	1.1%	1.1%		0.7%
ABS		8.7%	8.5%	8.2%	7.3%		8.6%
Municipals		0.3%	0.4%	0.4%	0.4%		0.6%

Total Fixed Maturities, available for sale		75.8%	76.5%	74.6%	66.6%		67.7%
Fixed Maturities, held to maturity:
Corporate debt		0.8%	0.8%	0.8%	0.7%		0.7%
ABS		1.5%	1.6%	1.7%	1.5%		1.8%

Total Fixed Maturities, held to maturity		2.3%	2.4%	2.5%	2.2%		2.5%
Equity securities		4.1%	3.9%	3.8%	3.2%		3.2%
Mortgage loans		2.1%	2.4%	2.7%	2.6%		2.8%
Other investments		6.0%	5.8%	5.8%	5.3%		5.2%
Equity method investments		1.3%	1.3%	1.3%	1.2%		1.2%
Short-term investments		0.2%	0.1%	0.3%	0.5%		1.2%

Total investments		91.8%	92.4%	91.0%	81.6%		83.8%
Cash and cash equivalents		7.7%	8.1%	8.7%	18.7%		17.1%
Accrued interest receivable		0.7%	0.7%	0.7%	0.6%		0.6%
Net receivable/(payable) for investments sold (purchased)		(0.2%)	(1.2%)	(0.4%)	(0.9%)		(1.5%)
Total Cash and Invested Assets		100.0%	100.0%	100.0%	100.0%		100.0%

CREDIT QUALITY OF FIXED MATURITIES
U.S. government and agency		18.0%	19.1%	19.0%	20.8%		22.3%
AAA [a]		19.2%	19.6%	20.0%	20.3%		21.2%
AA [a]		23.7%	22.7%	23.4%	21.8%		18.7%
A		17.4%	17.8%	17.1%	16.8%		16.6%
BBB		10.0%	9.7%	9.8%	9.5%		9.5%
Below BBB		11.7%	11.1%	10.7%	10.8%		11.7%
Total		100.0%	100.0%	100.0%	100.0%		100.0%

MATURITY PROFILE OF FIXED MATURITIES
Within one year		2.7%	3.9%	5.5%	6.5%		7.1%
From one to five years		43.3%	42.9%	43.0%	43.0%		44.7%
From five to ten years		17.1%	16.9%	15.2%	15.2%		14.9%
Above ten years		1.4%	1.6%	1.6%	1.4%		1.6%
Asset-backed and mortgage-backed securities		35.5%	34.7%	34.7%	33.9%		31.7%
Total		100.0%	100.0%	100.0%	100.0%		100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities		4.6%	4.6%	4.6%	4.5%		4.5%
Yield to maturity of fixed maturities		4.7%	4.8%	5.0%	5.2%		5.3%
Average duration of fixed maturities (inclusive of duration hedges)	3.1	yrs	3.2 yrs	3.1 yrs	3.0 yrs	2.8	yrs
Average credit quality of fixed maturities		A+	A+	A+	A+		A+

[a]    Includes U.S. government-sponsored agencies, residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS").

AXIS CAPITAL HOLDINGS LIMITED
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION
At December 31, 2025

Available for sale, at fair value	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$2,035,352	$184,093	$4,451	$207	$57	$1,316	$2,225,476
Commercial MBS	166,392	571,618	44,408	17,578	868	647	801,511
ABS	—	1,213,059	111,436	130,880	30,767	1,925	1,488,067

Total mortgage-backed and asset-backed securities, available for sale, at fair value	$2,201,744	$1,968,770	$160,295	$148,665	$31,692	$3,888	$4,515,054

Percentage of total	48.8%	43.6%	3.6%	3.3%	0.7%	—%	100.0%

Held to maturity, at amortized cost	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

ABS	$—	$127,492	$124,801	$—	$—	$—	$252,293

Total mortgage-backed and asset-backed securities, held to maturity, at amortized cost	$—	$127,492	$124,801	$—	$—	$—	$252,293

Percentage of total	—%	50.5%	49.5%	—%	—%	—%	100.0%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES

	Quarter ended December 31, 2025			Year ended December 31, 2025
	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses
Reserve for losses and loss expenses

Beginning of period	$17,996,236	$(9,043,009)	$8,953,227	$17,218,929	$(6,840,897)	$10,378,032
Incurred losses and loss expenses	1,335,685	(476,258)	859,427	5,296,931	(2,008,390)	3,288,541
Paid losses and loss expenses	(1,221,643)	422,961	(798,682)	(4,781,853)	1,635,211	(3,146,642)
Foreign exchange and other [a]	11,978	144,543	156,521	388,249	(1,737,687)	(1,349,438)

End of period [b]	$18,122,256	$(8,951,763)	$9,170,493	$18,122,256	$(8,951,763)	$9,170,493

[a]    On April 24, 2025, we completed a loss portfolio transfer reinsurance agreement with Cavello Bay Reinsurance Limited, a wholly-owned subsidiary of Enstar Group Limited to retrocede a portfolio of reinsurance business predominantly related to 2021 and prior underwriting years. The transaction was deemed to have met the established criteria for retroactive reinsurance accounting. At December 31, 2025, foreign exchange and other included an increase in reinsurance recoverable on unpaid losses of $1.8 billion related to this transaction.
[b]    At December 31, 2025, reserve for losses and loss expenses included IBNR of $12.3 billion, or 68% (December 31, 2024: $11.8 billion, or 68%).

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Quarter ended December 31, 2025			Year ended December 31, 2025
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross paid losses and loss expenses	$801,393	$420,250	$1,221,643	$3,200,474	$1,581,379	$4,781,853
Reinsurance recoverable on paid losses and loss expenses	(311,917)	(111,044)	(422,961)	(1,228,587)	(406,624)	(1,635,211)

Net paid losses and loss expenses	489,476	309,206	798,682	1,971,887	1,174,755	3,146,642

Change in gross case reserves	143,984	(41,949)	102,035	328,376	(173,253)	155,123
Change in gross IBNR	(14,811)	26,818	12,007	175,984	183,971	359,955
Change in reinsurance recoverable on unpaid losses and loss expenses	(1,087)	(52,210)	(53,297)	(139,020)	(234,159)	(373,179)
Change in net unpaid losses and loss expenses	128,086	(67,341)	60,745	365,340	(223,441)	141,899

Total net incurred losses and loss expenses	$617,562	$241,865	$859,427	$2,337,227	$951,314	$3,288,541

Gross reserve for losses and loss expenses	$11,156,522	$6,965,734	$18,122,256	$11,156,522	$6,965,734	$18,122,256

Net favorable prior year reserve development	$22,939	$6,913	$29,852	$66,975	$19,988	$86,963

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	79.3%	127.8%	92.9%	84.4%	123.5%	95.7%

Net paid losses and loss expenses / Net premiums earned	42.1%	84.6%	52.3%	45.9%	82.5%	55.1%
Net unpaid losses and loss expenses / Net premiums earned	11.0%	(18.5%)	3.9%	8.6%	(15.7%)	2.4%
Net losses and loss expenses ratio	53.1%	66.1%	56.2%	54.5%	66.8%	57.5%

AXIS CAPITAL HOLDINGS LIMITED
BOOK VALUE PER DILUTED COMMON SHARE ANALYSIS - TREASURY STOCK METHOD

	At December 31, 2025

	Common Shareholders’ Equity	Common Shares Outstanding, net of Treasury Shares	Per share

Closing stock price			$107.09

Book value per common share	$5,806,435	74,135	$78.32

Dilutive securities:
Restricted stock units		1,074	(1.12)
Book value per diluted common share	$5,806,435	75,209	$77.20

	At December 31, 2024

	Common Shareholders’ Equity	Common Shares Outstanding, net of Treasury Shares	Per share

Closing stock price			$88.62

Book value per common share	$5,539,379	82,984	$66.75
Dilutive securities
Restricted stock units		1,886	(1.48)
Book value per diluted common share	$5,539,379	84,870	$65.27

TANGIBLE BOOK VALUE PER DILUTED COMMON SHARE

	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024
Common shareholders' equity	$5,806,435	$5,817,009	$5,624,398	$5,352,799	$5,539,379
Less: goodwill	(66,498)	(66,498)	(66,498)	(66,498)	(66,498)
Less: intangible assets	(166,050)	(168,446)	(170,842)	(173,238)	(175,967)
Associated tax impact	45,255	45,806	46,357	46,909	47,530
Tangible common shareholders' equity	$5,619,142	$5,627,871	$5,433,415	$5,159,972	$5,344,444

Diluted common shares outstanding [a]	75,209	78,796	79,957	80,520	84,870

Book value per diluted common share	$77.20	$73.82	$70.34	$66.48	$65.27

Tangible book value per diluted common share	$74.71	$71.42	$67.95	$64.08	$62.97

[a]    Diluted common shares outstanding is calculated in the table above.

AXIS CAPITAL HOLDINGS LIMITED
NON-GAAP FINANCIAL MEASURES RECONCILIATION (UNAUDITED)
OPERATING INCOME AND OPERATING RETURN ON AVERAGE COMMON EQUITY

	Quarters ended December 31,		Years ended December 31,
	2025	2024	2025	2024
Net income available to common shareholders	$282,044	$286,069	$978,648	$1,051,536
Net investment (gains) losses	(14,584)	108,030	(58,950)	138,534
Foreign exchange losses (gains)	3,555	(112,090)	141,983	(50,822)
Reorganization expenses	—	—	—	26,312
Interest in income of equity method investments	(5,783)	(7,264)	(9,452)	(17,953)
Bermuda deferred tax asset [a]	(18,782)	(14,218)	(18,782)	(176,923)
Income tax expense (benefit) [b]	3,094	(8,711)	(9,235)	(18,649)
Operating income	$249,544	$251,816	$1,024,212	$952,035

Earnings per diluted common share	$3.67	$3.38	$12.35	$12.35
Net investment (gains) losses	(0.19)	1.28	(0.74)	1.63
Foreign exchange losses (gains)	0.05	(1.32)	1.79	(0.60)
Reorganization expenses	—	—	—	0.31
Interest in income of equity method investments	(0.08)	(0.09)	(0.12)	(0.21)
Bermuda deferred tax asset	(0.24)	(0.17)	(0.24)	(2.08)
Income tax expense (benefit)	0.04	(0.11)	(0.12)	(0.22)
Operating income per diluted common share	$3.25	$2.97	$12.92	$11.18

Weighted average diluted common shares outstanding	76,825	84,695	79,266	85,176

Average common shareholders' equity	$5,811,722	$5,536,303	$5,672,907	$5,126,288

Annualized return on average common equity	19.4%	20.7%	17.3%	20.5%

Annualized operating return on average common equity	17.2%	18.2%	18.1%	18.6%

[a]    Bermuda deferred tax benefit in 2025 is due to the derecognition of deferred tax liabilities related to Bermuda corporate income tax. Bermuda deferred tax benefit in 2024 is due to the recognition of deferred tax assets net of deferred tax liabilities related to Bermuda corporate income tax.
[b]    Tax expense (benefit) associated with the adjustments to net income (loss) available (attributable) to common shareholders. Tax impact is estimated by applying the statutory rates of applicable jurisdictions.

AXIS CAPITAL HOLDINGS LIMITED
RATIONALE FOR THE USE OF NON-GAAP FINANCIAL MEASURES

We present our results of operations in a way we believe will be meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements we use are considered non-GAAP financial measures under SEC rules and regulations. In this document, we present underwriting-related general and administrative expenses, consolidated underwriting income (loss), current accident year loss ratio, catastrophe and weather-related losses ratio, current accident year loss ratio, excluding catastrophe and weather-related losses, operating income (loss) (in total and on a per share basis), annualized operating return on average common equity ("operating ROACE"), tangible book value per diluted common share which are non-GAAP financial measures as defined in SEC Regulation G. We believe that these non-GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

Underwriting-Related General and Administrative Expenses
Underwriting-related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to our underwriting operations. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

Corporate expenses include holding company costs necessary to support our worldwide insurance and reinsurance operations and costs associated with operating as a publicly-traded company. As these costs are not incremental and/or directly attributable to our underwriting operations, these costs are excluded from underwriting-related general and administrative expenses, and therefore, consolidated underwriting income (loss). General and administrative expenses, the most comparable GAAP financial measure to underwriting-related general and administrative expenses, also includes corporate expenses.

The reconciliation of consolidated underwriting-related general and administrative expenses to general and administrative expenses, the most comparable GAAP financial measure, is presented in the 'Consolidated Data' section of this document.

Consolidated Underwriting Income (Loss)
Consolidated underwriting income (loss) is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income (loss) as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative expenses as expenses. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

We evaluate our underwriting results separately from the performance of our investment portfolio. As a result, we believe it is appropriate to exclude net investment income and net investment gains (losses) from our underwriting profitability measure.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on our net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio, including unrealized foreign exchange losses (gains) on our equity securities, and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities recognized in net investment gains (losses), and unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss), generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to our underwriting performance. Therefore, foreign exchange losses (gains) are excluded from consolidated underwriting income (loss).

Interest expense and financing costs primarily relate to interest payable on our debt and Federal Home Loan Bank advances. As these expenses are not incremental and/or directly attributable to our underwriting operations, these expenses are excluded from underwriting-related general and administrative expenses and, therefore, consolidated underwriting income (loss).

Reorganization expenses in 2024 primarily related to severance costs attributable to our "How We Work" program which is focused on simplifying our operating structure. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from consolidated underwriting income (loss).

Amortization of intangible assets arose from business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from consolidated underwriting income (loss).

We believe that the presentation of underwriting-related general and administrative expenses and consolidated underwriting income (loss) provides investors with an enhanced understanding of our results of operations, by highlighting the underlying pre-tax profitability of our underwriting activities. The reconciliation of consolidated underwriting income (loss) to net income (loss), the most comparable GAAP financial measure, is presented in the 'Consolidated Data' section of this document.

Current Accident Year Loss Ratio
Current accident year loss ratio represents net losses and loss expenses ratio exclusive of net favorable (adverse) prior year reserve development. We believe that the presentation of current accident year loss ratio provides investors with an enhanced understanding of our results of operations by highlighting net losses and loss expenses associated with our underwriting activities excluding the impact of volatile prior year reserve development. The reconciliation of current accident year loss ratio to net losses and loss expenses ratio, the most comparable GAAP financial measure, is presented in the 'Financial Highlights' section of this document.

Catastrophe and Weather-Related Losses Ratio and Current Accident Year Loss Ratio, excluding Catastrophe and Weather-Related Losses
Catastrophe and weather-related losses ratio represents net losses and loss expenses ratio associated with natural catastrophes, man-made disasters, other significant catastrophe events and other weather-related events exclusive of net favorable (adverse) prior year reserve development.

Current accident year loss ratio, excluding catastrophe and weather-related losses represents net losses and loss expenses ratio exclusive of net favorable (adverse) prior year reserve development and net losses and loss expenses associated with natural catastrophes, man-made disasters, other significant catastrophe events and other weather-related events.

We believe that the presentation of these ratios that separately identify net losses and loss expenses associated with catastrophe and weather-related events provide investors with an enhanced understanding of our results of operations due to the inherently unpredictable nature of the occurrence of these events, the potential magnitude of these losses and the complexity that affects our ability to accurately estimate ultimate losses associated with these events.

The reconciliation of catastrophe and weather-related losses ratio and current accident year loss ratio, excluding catastrophe and weather-related losses to net losses and loss expenses ratio, the most comparable GAAP financial measure, is presented in the 'Financial Highlights' section of this document.

Operating Income (Loss)
Operating income (loss) represents after-tax operational results exclusive of net investment gains (losses), foreign exchange losses (gains), reorganization expenses, interest in income (loss) of equity method investments and Bermuda deferred tax asset.

Although the investment of premiums to generate income and investment gains (losses) is an integral part of our operations, the determination to realize investment gains (losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (losses) is somewhat opportunistic for many companies.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio, including unrealized foreign exchange losses (gains) on our equity securities, and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities recognized in net investment gains (losses), and unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss), generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to the performance of our business. Therefore, foreign exchange losses (gains) are excluded from operating income (loss).

Reorganization expenses in 2024 primarily related to severance costs attributable to our "How We Work" program which is focused on simplifying our operating structure. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from operating income (loss).

Interest in income (loss) of equity method investments is primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, this income (loss) is excluded from operating income (loss).

Bermuda deferred tax benefit in 2025 is due to the derecognition of deferred tax liabilities related to Bermuda corporate income tax, pursuant to the Corporate Income Tax Act amendment (No. 2) 2025 that is effective December 11, 2025. Bermuda deferred tax benefit in 2024 is due to the recognition of deferred tax assets net of deferred tax liabilities pursuant to the Corporate Income Tax Act 2023 that is effective for fiscal years beginning on or after January 1, 2025. Bermuda deferred tax benefits are not related to the underwriting process. Therefore, this income is excluded from operating income (loss).

Certain users of our financial statements evaluate performance exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, interest in income (loss) of equity method investments and Bermuda deferred tax asset in order to understand the profitability of recurring sources of income.

We believe that showing net income (loss) available (attributable) to common shareholders exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, interest in income (loss) of equity method investments and Bermuda deferred tax asset reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons. The reconciliation of operating income (loss) to net income (loss) available (attributable) to common shareholders, the most comparable GAAP financial measure, is presented in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

We also present operating income (loss) per diluted common share and annualized operating ROACE, which are derived from the operating income (loss) measure and are reconciled to the most comparable GAAP financial measures, earnings (loss) per diluted common share and annualized return on average common equity ("ROACE"), respectively, in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

Tangible Book Value per Diluted Common Share
Tangible book value represents common shareholders' equity exclusive of after-tax goodwill and intangible assets. We present tangible book value per diluted common share calculated under the treasury stock method. We believe that this measure, in combination with book value per diluted common share, is useful in assessing value generated for our common shareholders. A reconciliation of tangible book value per diluted common share to book value per diluted common share, the most comparable GAAP financial measure, is presented in the 'Tangible Book Value per Diluted Common Share' section of this document.